LONG-TERM INVESTMENT	6 Months Ended
Jun. 30, 2026
Long-term Investment
LONG-TERM INVESTMENT

10.	LONG-TERM INVESTMENT

On April 7, 2026 and May 19, 2026, the Company invested $500,000 on each date, for an aggregate investment of $1,000,000, in Etronium AI Inc., a privately held artificial intelligence technology company, through the purchase of two Simple Agreements for Future Equity (“SAFE Agreements”).

Under the terms of the SAFE Agreements, the Company has contractual rights to receive equity securities of Etronium AI Inc. upon the occurrence of specified future financing or liquidity events, subject to the terms and conditions of the agreements. The SAFE Agreements include a post-money valuation cap of $10,000,000, do not bear interest, and do not have stated maturity dates. The SAFE Agreements generally do not require repayment of the invested amounts except under limited contractual circumstances.

The SAFE Agreements do not currently provide the Company with voting rights, any contractual right to board representation, or rights to participate in the management or operating decisions of Etronium AI Inc. The Company is not deemed a holder of Etronium AI Inc.’s capital stock and does not have current ownership of Etronium AI Inc. capital stock or stockholder rights unless and until shares are issued upon conversion of the SAFE Agreements. Accordingly, the Company does not have control or significant influence over Etronium AI Inc.

Management evaluated the SAFE Agreements under the applicable accounting guidance and concluded that the investment did not qualify for equity method accounting and should be accounted for under ASC 321, Investments—Equity Securities. Accordingly, the investment is accounted for under the measurement alternative at cost, less impairment, and adjusted for observable price changes, if any.

Because Etronium AI Inc. is privately held, no active market or quoted market price exists for the SAFE Agreements, and the investment does not have a readily determinable fair value. Accordingly, the Company elected the measurement alternative under ASC 321. Under the measurement alternative, the investment is carried at cost, less impairment, and adjusted for observable price changes resulting from orderly transactions involving an identical or similar investment of the same issuer.

The Company performs a qualitative impairment assessment each reporting period and evaluates whether observable transactions have occurred that would require an adjustment to the carrying amount. As of June 30, 2026, management identified no observable price changes and no qualitative indicators of impairment.

As of June 30, 2026, the carrying amount of the Company’s investment in Etronium AI Inc. was $1,000,000. The investment is classified as a long-term investment in the condensed consolidated balance sheet because the SAFE Agreements do not contain contractual maturity dates, realization depends primarily on future financing or liquidity events, and management does not intend to dispose of the investment within one year after the balance sheet date. The related cash payments of $1,000,000 were classified as investing activities in the condensed consolidated statement of cash flows.

During the six months ended June 30, 2026, the Company recognized no impairment losses or observable price adjustments related to the investment.